Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

Exhibit 10.22

COLLABORATION TERMINATION AGREEMENT

This Collaboration Termination Agreement (“Agreement”) dated the 31st day of December, 2009 (the “Termination Date”) is by and between Argos Therapeutics, Inc. (formerly known as Merix Bioscience, Inc.), a corporation organized and existing under the laws of the State of Delaware and having its principal office at 4233 Technology Drive, Durham, North Carolina 27704 (“Argos”), and Kyowa Hakko Kirin Co., Ltd. (formerly known as Kirin Brewery Company, Limited), a Japanese corporation having its principal office at 1-6-1 Ohtemachi, Chiyoda-ku, Tokyo, 100-8185 Japan (“KHK”).

WHEREAS, Argos and KHK previously entered into that certain Collaboration and License Agreement dated June 17, 2004, as amended (the “Collaboration Agreement”);

WHEREAS, Argos and KHK now wish to terminate the Collaboration Agreement, to preserve certain rights provided for in that agreement and to set forth new terms relating to the relationship between the Parties; and

WHEREAS, Argos and KHK desire to enter into this Agreement to set forth the rights and interests of the parties herein to certain intellectual property that was developed under or was otherwise the subject of the Collaboration Agreement.

NOW, THEREFORE, Argos and KHK agree as follows:

1.	Termination. The Collaboration Agreement and all licenses granted thereunder are hereby terminated and the collaboration on the Research Program ceased effective as of the Termination Date and each party is no longer responsible for any costs on the Research Program incurred after the Termination Date; provided, however, that the parties agree that the applicable provisions of the Collaboration Agreement that survive termination shall apply to the rights and obligations of the parties under the Agreement after the Termination Date. Except as expressly set forth herein, this Agreement shall not limit or otherwise affect any term or provision of the Collaboration Agreement. This Agreement and the Collaboration Agreement with its amendments must be construed as a single agreement between the parties.

2.	Independent Research Program. After the Termination Date, subject to the terms and conditions set forth herein, Argos may pursue, at its sole discretion, any research programs within the scope of the Research Program defined as in the Collaboration Agreement and KHK may pursue, at its sole discretion, any research programs within the scope of the Potential Program Cell Therapeutic as defined and designated in Section 9 herein. For the avoidance of doubt, this provision shall not restrict each party from any other research and development programs whether inside or outside of the scope of the Collaboration Agreement.

3.

Burdened Technology. The Parties agree and acknowledge that if one party commercializes any products developed hereunder without the other party’s involvement, it might require technologies licensed by third parties for such commercialization (“Burdened Technology”). Burdened Technologies as necessary for commercialization are disclosed by both parties as in Exhibit F hereto. In case one party needs a license on the Burdened Technology from third parties, the non-involving party, which has contractual relationship with such third parties, shall cooperate with such requesting party so that it would obtain a license from such third party directly or a sublicense from the non-involving party.

4.	Royalties on Future Sales. Argos agrees that obligations of royalty payments on any Royalty-Bearing Product under the Collaboration Agreement shall survive after the Termination Date; provided, however, that notwithstanding the definition thereof in the Collaboration Agreement, Royalty-Bearing Product shall mean an AGS-003 Product, an AGS-004 Product or a product “comparable” to an AGS-003 Product or an AGS-004 Product. AGS-003 Product means the therapeutic vaccine product for the treatment of renal cell carcinoma described in the INDs and CMCs (as amended) on file with the FDA as of the Termination Date and AGS-004 Product means the therapeutic vaccine product for the treatment of HIV described in the INDs and CMCs (as amended) on file with the FDA as of the Termination Date. A product is deemed comparable to an AGS-003 Product or an AGS-004 Product if the product is approved for commercial sale without a requirement by the FDA (or a comparable regulatory body) to conduct any additional scientific or clinical studies (beyond those required for approval of AGS-003 or AGS-004 in its current formulation) other than a study demonstrating that the product is bioequivalent to AGS-003 Product or AGS-004 Product. A product is not a Royalty-Bearing Product if FDA requires a Phase I clinical trial of such product after the Termination Date or if such product is sold for an indication other than renal cell carcinoma or HIV.

5.	Intellectual Property Ownership. Notwithstanding the provisions of the Collaboration Agreement related to the ownership and assignment of intellectual property, Argos and KHK hereby agree as follows:

(a) Argos and KHK shall each have an equal ownership interest in all patents and patent applications listed on Exhibit A and any patents claiming priority thereto, in each case limited to the countries of the United States, Japan and the European Union (with rights in any other countries owned solely by Argos);

(b) Argos shall have sole ownership of all patents and patent applications listed on Exhibit B and all patent rights claiming priority thereto;

(c) KHK shall have sole ownership of all patents and patent applications listed on Exhibit C and any patents claiming priority thereto; and

(d) Argos shall have sole ownership in the copyrights, trade secrets and other intellectual property identified on Exhibit D-1 and Exhibit D-2.

As to the items referred to in subsection (b), KHK hereby assigns to Argos all of its right, title and interest in and to the intellectual property to be owned by Argos pursuant to this paragraph and agrees that it shall, at Argos’ expense (except as provided for in paragraph 6 below), take any actions reasonably requested by Argos to give effect to the ownership provisions of this paragraph. KHK certifies that it has executed such assignment, in a form suitable for recordation, prior to or concurrent with its execution of this Agreement. The terms of the Collaboration Agreement related to the prosecution and maintenance, of jointly-owned patents shall apply with respect to patents and patent applications listed on Exhibit A and any patents claiming priority thereto, in each case limited to the countries of the United States, Japan and the European Union. Each party shall have the unrestricted right to use, transfer and license its interest in any jointly-owned patent right without any royalty-payment obligations otherwise provided herein, except that (i) Argos shall not transfer or license its interests in such rights in a manner that would enable a third party to market or sell a KRN7000 Product or a Regulatory DC Product (each as defined below) unless Argos independently develops such product pursuant to paragraph 7 below and (ii) KHK shall not transfer or license its interests in such rights in a manner that would enable a third party to market or sell a product (other than a KRN7000 Product or a Regulatory DC Product) that includes or is made with the use of MO-DC (as such term is defined in the Collaboration Agreement).

6.	Intellectual Property Cost Sharing. The parties agree that the terms of the Collaboration Agreement apply to any costs incurred with respect to patents from the date of such agreement until December 31, 2009. From and after January 1, 2010, KHK shall reimburse Argos for [**]% of the costs incurred to prosecute and maintain the patents and patent applications listed on Exhibit A and any patents claiming priority thereto, in each case limited to the countries of the United States, Japan and the European Union. KHK and Argos agree that any costs incurred for transferring titles to a new entity of patents or patent applications as a result of corporate reorganizations or name changes shall be born solely by such new or renamed entity, whether such costs are incurred before or after January 1, 2010. Without limiting the generality of the foregoing, KHK shall promptly and at its own expense take such actions as may be necessary in order to enable KHK to transfer to Argos all of the right title and interest of KHK (and any predecessor or affiliate) title of the patents and patent applications listed on Exhibit B, provided that Argos shall be responsible for paying fees to record the assignment from KHK to Argos.

7.

Program Know How. Exhibits D-1 and D-2 include a list of trade secrets and other know-how generated by the parties during the Collaboration Agreement. If, between the Termination Date and August 31, 2010, either party identifies know-how which should be set forth on Exhibit D-1 or D-2 but which was omitted, the discovering party shall notify the other party and the parties shall promptly amend such exhibit. Each party shall have the right to use such know-how for any purpose (and any other know-how developed pursuant to the Collaboration Agreement), except that (a) KHK shall have no right to use any of the clinical data or other information only related to AGS-003 or AGS-004 referenced on Exhibit D-1, (b) KHK’s use of any material designated on Exhibit D-1 and Exhibit D-2 as “trade secret” or “confidential” shall be subject to the confidentiality obligations referenced in paragraph 12 below and (c) KHK’s right to use such know-how shall not be construed to authorize any use in a manner that infringes any of the patent rights identified on Exhibit B or any other patent owned by Argos (with the exception of the co-owned patents identified on

Exhibit A), or any patent licensed to Argos. From the Termination Date until August 31, 2010, each Party will provide reasonable assistance to the other Party to provide the other Party with access to or copies of any documents or information related to activities undertaken pursuant to the Collaboration Agreement. Without limiting the generality of the foregoing, KHK shall keep the KP Collabo [VPN] accessible to Argos until such date.

8.	Reconciliation of Expenses. The parties shall use the expense reconciliation methodology set forth in the Collaboration Agreement to reconcile amounts paid and payable for the year ended December 31, 2009 no later than June 30, 2010.

9.	Potential Program Cell Therapeutics.

a.	In accordance with Amendment No. 1 to the Collaboration Agreement, KHK and Argos designated the development programs for each of KRN7000 Product (defined below) and Regulatory DC Product (defined below) as a “Potential Program Cell Therapeutic”. Argos and KHK hereby agree that Argos shall retain the right until the date upon which KHK files a new protocol to the IND for the next human clinical study involving the use of KRN7000 Product following the completion of the study entitled “Phase I/II Trial of combination of autologous mature dendritic cells pulsed with alpha-galactosyl ceramide (KRN7000) and lenalidomide (LEN) in myeloma”, to designate KRN7000 Product as a Program Cell Therapeutic or a Development Candidate. Argos shall retain the right until the date upon with KHK files a new protocol to the IND for its next human study of a Regulatory DC Product, to designate Regulatory DC Product as a Program Cell Therapeutic or a Development Candidate. Until such time as Argos no longer has the right to designate KRN7000 Product or Regulatory DC Product as a Development Candidate,

b.	KHK shall, upon reasonable request, provide Argos with any information owned by or available to KHK related to such programs to enable Argos to determine whether to make such election. In addition, KHK shall provide Argos with at least ninety days advance written notice of its intent to file an IND the filing of which would terminate Argos’ ability to designate KRN7000 Product or DC Regulatory Product as a Program Cell Therapeutic or a Development Candidate. If Argos elects to designate KRN7000 Product or DC Regulatory Product as a Program Cell Therapeutic or a Development Candidate, Argos shall notify KHK of this election by providing KHK with written notice of election on or before the filing of the applicable IND.

c.

If Argos provides such notice of election and timely makes the payment(s) provided for in Amendment No. 1 associated with the conversion of a Potential Program Cell Therapeutic to a Program Cell Therapeutic or a Development Candidate, then, from and after the date that such payment is made by Argos with respect to the applicable program, the program shall thereafter constitute a Program Cell Therapeutic or a Development Candidate, as the case may be and the terms and conditions of the Collaboration Agreement (specifically including provisions related to governance by a Joint Steering Committee, 50/50 cost sharing of the parties’ respective costs, ownership and control of intellectual property resulting from the joint activities), as in effect immediately prior to the Termination Date, shall thereafter apply to the subsequent development and commercialization of KRN7000 Product or Regulatory DC Product.

d.	In the event of any conflict between the terms of this Agreement and the terms of the Collaboration Agreement, the terms of the Collaboration Agreement shall govern if the matter relates exclusively to joint development and commercialization of KRN7000 Product or Regulatory DC Product and the terms of this Agreement shall govern in all other cases.

e.	KHK shall provide Argos with written notification if KHK determines to discontinue development of KRN7000 Product or Regulatory DC Product. If Argos notifies KHK within [**] days of receipt of such notification that Argos elects to continue development of any such product, Argos shall have the right to develop and commercialize such product subject to (1) making the payment required under Amendment No. 1 to opt in at the applicable stage of development and (2) thereafter, Argos shall have the unilateral right to develop such product, subject to the provisions of the Collaboration Agreement applicable to a Single-Party Research Indication or Unilateral Development Candidate, as applicable. If, following receipt of notice from KHK, Argos does not provide timely written notice and payment, Argos shall thereafter have no further right to continue the development of such potential product.

f.	“KRN7000 Product” means the therapeutic vaccine product for the treatment of multiple myeloma described in the INDs and CMCs (as amended) on file with the FDA as of the Termination Date. As long as a product is “comparable” with the above definition, such product is also regarded as “KRN7000 Product”. A product is deemed comparable to the current KRN7000 Product if the product is approved for commercial sale without a requirement by the FDA (or a comparable regulatory body) to conduct any additional scientific or clinical studies (beyond those required for approval of KRN7000 Product in its current formulation) other than a study demonstrating that the product is bioequivalent to KRN7000 Product.

g.

“Regulatory DC Product” means a pharmaceutical preparation which meets all of the following criteria: (a) it includes dendritic cells intentionally generated, induced, differentiated, obtained or derived from monocytes extracted from the individual human subject for whom the product is manufactured; (b) such dendritic cells are generated by the culture at least with GM-CSF, IL-4, IL-10, and TGF-ß and presenting antigen(s) intentionally loaded; and (c) it involves the patent application under “Regulatory DC patents” listed in Exhibit C. As long as a product is comparable with the above definition, such product is also regarded as “Regulatory DC Product”. A product is deemed comparable to Regulatory DC Product if the product is approved for commercial sale without a requirement by the FDA (or a comparable regulatory body) to conduct any additional scientific or clinical studies (beyond those required for approval of Regulatory DC Product in the formulation used in the first human clinical trial) other than a study demonstrating that the new product is bioequivalent to the first Regulatory DC Product tested in humans.

10.	Regulatory Matters. The Parties agree that, as between the parties, Argos shall have sole and exclusive ownership of any and all regulatory filings (including INDs) related to any other activities conducted pursuant to the Collaboration Agreement, specifically including the regulatory filings listed on Exhibit E. As between the parties, each Party shall have full ownership and control of, and responsibility for, any regulatory filing made by it or on its behalf after the Termination Date.

11.	Board Seat. KHK hereby agrees that notwithstanding the Third Amended and Restated Stockholders’ Agreement dated as of March 31, 2009 among Argos and certain preferred stockholders of Argos, KHK irrevocably waives any right to designate a member of the Board of Directors of Argos.

12.	Confidentiality. Except as otherwise provided for in this Agreement, Article 10 (Confidentiality) in the Collaboration Agreement will survive during the term of this Agreement and expire [**] years following termination or expiration of this Agreement. Notwithstanding the foregoing, confidentiality with respect to material identified on Exhibit D-2 as “trade secret” is perpetual.

13.	Term. This Agreement becomes effective as of the Termination Date and shall continue in full force and effect until the last to occur of (a) expiration of the royalty term provided for in sections 4 and 9, (b) the expiration of all of the patent rights assigned hereunder. Notwithstanding the expiration of the term of this Agreement, the assignment of rights effected pursuant to this Agreement shall be irrevocable and perpetual.

14.	Dispute Resolution. In the event of any dispute under this Agreement, the parties shall resolve the matter according to the dispute resolution provisions set forth in the Collaboration Agreement.

15.	Miscellaneous Provisions.

a.	Governing law. This Agreement shall be construed and the respective rights of the Parties determined according to the substantive laws of the State of New York notwithstanding the provisions governing conflict of laws under such New York law to the contrary, except matters of intellectual property law which shall be determined in accordance with the intellectual property laws relevant to the intellectual property in question.

b.

Assignment. Neither Argos nor KHK may assign this Agreement in whole or in part without the prior written consent of the other, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, no consent shall be required for (a) an assignment effected in connection with a sale or other transfer of all or substantially all of a Party’s business to which this Agreement relates if the acquirer confirms to the other Party in writing its agreement to be bound by all of the terms and conditions of this Agreement, (b) an assignment effected pursuant to a merger, share exchange or similar corporate reorganization, or (c) assignment of this Agreement (or particular rights and obligations hereunder) to an affiliate.

c.	Entire Agreement. This Agreement and the Exhibits referred to in this Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof. Notwithstanding any provision of any prior agreement indicating survival of any provision therein, this Agreement supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral, including, without limitation, the Collaboration Agreement and all amendments thereto, which the parties hereby agree is terminated in its entirety.

d.	Notices. Notices to Argos shall be addressed to:

Argos Therapeutics, Inc.

4233 Technology Drive

Durham, North Carolina 27704

Attention: President

Facsimile No.: (919) 287-6301

Telephone No.: (919) 287-6333

with a copy to:

William N. Wofford, Esq.

Hutchison Law Group

5410 Trinity Road, Suite 400

Raleigh, North Carolina 27607

Facsimile No.: (919) 829-9696

Telephone No.: (919) 829-9600

Notices to KHK shall be addressed to:

Kyowa Hakko Kirin Co., Ltd.

1-6-1 Ohtemachi,

Chiyoda-ku, Tokyo, 100-8185, Japan

Attention: Director,

Business Development Division

Facsimile No.: 81-3-3282-0093

Telephone No.: 81-3-3282-0107

Either Party may change its address to which notices shall be sent by giving notice to the other Party in the manner herein provided. Any notice required or provided for by the terms of this Agreement shall be in writing and shall be (a) sent by registered or certified mail, return receipt requested, postage prepaid, (b) sent via a reputable overnight courier service, or (c) sent by facsimile transmission, in each case properly addressed in accordance with the paragraph above. The effective date of notice shall be the actual date of receipt by the Party receiving the same.

e.	Public Announcements. Following the Termination Date, the Parties may issue a mutually agreed press release related to the termination of the Collaboration Agreement and the execution of this Agreement, the timing and content of which shall be mutually agreed. Thereafter, each Party shall have the right to issue such press releases as it may deem appropriate, provided that no such press release shall contain confidential business or technical information of the other Party and provided further that neither party shall include the name of the other party in any press release without first providing the other party a copy of such public announcement as soon as reasonably practicable under the circumstances prior to its scheduled release. Each Party shall have the right to expeditiously review and recommend changes to any announcement that includes the use of such Party’s name.

f.	Execution in Counterparts. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first set forth above.

ARGOS THERAPEUTICS, INC.

By:	/s/ Jeffrey Abbey
Name:	Jeffrey Abbey
Title:	Chief Executive Officer

KYOWA HAKKO KIRIN CO., LTD.

By:	/s/ Tamao Watanabe
Name:	Tamao Watanabe
Title:	Director, Business Development
Dept.

EXHIBIT A – Joint Patent Rights

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Argos Ref.	Jurisdiction	Serial No	Patent No	Status
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EXHIBIT B – Argos Patent Rights

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Patents co-owned by Argos and [**]

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EXHIBIT C – KHK Patent Rights

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EXHIBIT D-1 – Program Know-How; Copyrights & Trade Secrets

Category/ Function	Item specification	How to obtain	Comments if any
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Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. A total of 4 pages were omitted.

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EXHIBIT D-2 – Program Know-How; Copyrights & Trade Secrets (Automation)

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EXHIBIT E – Argos Regulatory Filings

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Confidential Materials omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment. A total of 2 pages were omitted.

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EXHIBIT F – Burdened Technologies Obligations Related to Joint Patent Rights

KHK Burdened Technology Obligations

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Argos Burdened Technology Obligations

Agreement	Relevant IP	Financial Terms	Limitations on field or exclusivity	Right to enforce and defend patents
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